Supplement to the
Fidelity® Real Estate High Income Fund
January 29, 2019
Prospectus

Effective March 1, 2019, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Stephen Rosen (co-manager) has managed the fund since January 2000.

David Bagnani (co-manager) has managed the fund since January 2006.

Bill Maclay (co-manager) has managed the fund since March 2019.

It is expected that Mr. Bagnani will retire effective on or about September 30, 2019. At that time, he will no longer serve as a co-manager for the fund.

Effective March 1, 2019, the following information replaces similar information found in the "Fund Services" section under the "Portfolio Manager(s)" heading.

Stephen Rosen is co-manager of the fund, which he has managed since January 2000. Since joining Fidelity Investments in 1995, Mr. Rosen has worked as a research analyst and portfolio manager.

David Bagnani is co-manager of the fund, which he has managed since January 2006. Since joining Fidelity Investments in 1994, Mr. Bagnani has worked as a research analyst and portfolio manager.

Bill Maclay is co-manager of the fund, which he has managed since March 2019. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Maclay has worked as a research analyst and portfolio manager.

It is expected that Mr. Bagnani will retire effective on or about September 30, 2019. At that time, he will no longer serve as a co-manager for the fund.

REHI-19-01 1.742183.113	February 27, 2019